Exhibit 10.2

XPLORE TECHNOLOGIES CORP.

14000 Summit Drive, Suite 900

Austin, TX 78728

October 21, 2008

Philip S. Sassower

Phoenix Venture Fund LLC

110 East 59th Street, Suite 1901

New York, NY 10022

Re:                               Note Purchase Agreement, dated September 5, 2008

Gentlemen,

Reference is made to that certain Note Purchase Agreement, dated September 5, 2008, by and among Xplore Technologies Corp. (the “Parent”), Xplore Technologies Corporation of America (the “Subsidiary” and collectively with the Parent, the “Borrowers”) and the Purchasers listed on Schedule I and Schedule II thereto (the “Agreement”).  Any capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement.

The parties hereto hereby acknowledge and agree that:

1.                                       The Agreement is hereby amended to reduce the Warrant Exercise Price from $.27 to $.12.

2.                                       Section 9 (Certain Definitions) to the Agreement is hereby amended by deleting in its entirety the definition of Warrant Exercise Price and inserting in lieu thereof the following definition:

“Warrant Exercise Price” shall mean $.12.

3.                                       Section 8.1 (General Indemnification) to the Agreement is hereby amended by deleting in its entirety and inserting in lieu thereof the following:

General Indemnification. Each of the Borrowers shall jointly and severally indemnify, defend and hold each Purchaser, its affiliates and their respective officers, directors, partners (general and limited), employees, agents, attorneys successors and assigns (each a “Purchaser Entity”) harmless from and against all Losses incurred, suffered or arising out or by reason of any matter relating, directly or indirectly, to this Agreement or any other Loan Document, except to the extent that such Losses are the result of the gross negligence, willful misconduct or fraud of such Purchaser Entity.  Each Purchaser, severally and not jointly, shall indemnify, defend and hold the Borrowers, their respective officers, directors, employees, agents, attorneys, successors and assigns (each a “Borrower Entity”) harmless against all Losses as a result of the breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or any of the Loan Documents, except to the extent that such Losses are a result of the gross negligence, willful misconduct or fraud of such Borrower Entity.

4.                                       This agreement shall be governed by, and construed in accordance with, the laws of the State of New York excluding that body of law relating to conflicts of law.

Please indicate your agreement and acceptance of the terms and conditions of this letter agreement by executing this letter agreement in the designated space below and returning a signed copy.

Very truly yours,

Xplore Technologies Corp.

By:	/s/ M. Rapisand
Name: Michael J. Rapisand
Title: Chief Financial Officer and Secretary

AGREED AND ACCEPTED:

Phoenix Venture Fund LLC, as Agent to Purchasers

By:	SG Phoenix Ventures LLC,
its Managing Member

By:	/s/ P. Sassower
Name: Philip Sassower
Title: Member

XPLORE TECHNOLOGIES OF AMERICA

By:	/s/ M. Rapisand
Name: Michael J. Rapisand
Title: Chief Financial Officer and Secretary

Signature Page to Side Letter

Agreed and Accepted:

DARYL LEE SCOTT LLC

By	/s/ J. Tick
Name: Jeffrey Tick
Title:

Signature Page to Side Letter

Agreed and Accepted:

JAM CAPITAL ASSOCIATES LP

By:	/s/ L. Pearlman
Name: Leonard D. Pearlman
Title: Manager

Signature Page to Side Letter

Agreed and Accepted:

MICHAEL A. STEINBERG & CO. PROFIT
SHARING TRUST FBO MICHAEL A.
STEINBERG

By:	/s/ M. Steinberg
Name: Michael A. Steinberg
Title: Trustee

Signature Page to Side Letter

Agreed and Accepted:

JAG MULTI INVESTMENTS LLC

By:	/s/ J. Goren
Name: James Goren
Title: Member

Signature Page to Side Letter

Agreed and Accepted:

PHOENIX ENTERPRISES FAMILY FUND LLC

By:	/s/ P. Sassower
Name: Philip Sassower
Title:

Signature Page to Side Letter

Agreed and Accepted:

/s/ J. O’Donnell
James O’Donnell

Signature Page to Side Letter